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                                  EXHIBIT 10.5

                          ADVANCED MICRO DEVICES, INC.
                      1986 STOCK APPRECIATION RIGHTS PLAN

1. Purpose. The purpose of this Plan is to advance the interests of Advanced Micro Devices, Inc. ("the Corporation") and its stockholders by providing means by which the Corporation and its subsidiaries may remain competitive in the search for and in the motivation and retention of outstanding management personnel. The Corporation seeks to attract and retain in its employ and in the employ of its subsidiaries management personnel of training, experience and ability, and to furnish additional incentive to executives upon whose judgment, initiative and efforts the successful conduct of the business of the Corporation and its subsidiaries largely depends. It is believed that the granting of stock appreciation rights as provided herein will assist the Company in attracting and retaining employees of unusual competence and, by increasing their equity interests in the Corporation, will provide incentive and inducement to them to use their best efforts in the Corporation's behalf.

2. Definitions. The terms defined in this Section 2 shall have the respective meanings set forth herein, unless the context otherwise requires.

          (a) Award Price: The term "Award Price" shall mean a price designated by the Board or its delegate and which is not less than fifty percent (50%) of the Fair Market Value per Share on the date the Stock Appreciation Right is granted. In the case of a General Right which is exercisable only in lieu of exercising a Related Option, unless otherwise specified in the Right Agreement the Award Price shall be the purchase price of such Related Option.

          (b) Board or its delegate: The term "Board or its delegate" shall mean the Corporation's Board of Directors or its delegate as set forth in
Section 3(c)  hereinbelow.

          (c) Disinterested Director: The term "Disinterested Director" shall mean a member of the Board of Directors of the Company who has not, during the one year prior to service as an administrator of the Plan, or during such service, been granted or awarded equity securities of the Company pursuant to this Plan or any other plan of the Company or any of its affiliates, except for options granted automatically pursuant to the formula set forth in the Advanced Micro Devices, Inc. 1992 Stock Incentive Plan.

          (d) Fair Market Value per Share: The term "Fair Market Value per Share" shall mean as of any day (i) the closing price for Shares on the New York Stock Exchange as reported on the Composite Tape on the day as of which such determination is being made or, if there was no sale of Shares reported on the Composite Tape on such day, on the most recently preceding day on which there was such a sale, or (ii) if the Shares are not listed or admitted to trading on the New York Stock Exchange on the day as of which the determination is made, the amount determined by the Board or its





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delegate to be the fair market value of a Share on such day.

          (e) 1986 Plan: The term "1986 Plan" shall mean the Corporation's 1986 Stock Option Plan as amended.

          (f) Optionee: The term "Optionee" shall mean any person eligible to receive a Stock Option or a Stock Appreciation Right.

          (g) Plan: The term "Plan" or this "Plan" shall mean this 1986 Stock Appreciation Rights Plan, as originally adopted, and, if amended or modified as herein provided, as so amended or modified.

          (h)         Shares:   The term "Shares" shall mean shares of Common
Stock of the Corporation and any shares of stock or other securities received as a result of the adjustments provided for in Section 9 of this Plan.

          (i) Stock Appreciation Right: The term "Stock Appreciation Right" shall mean the right to receive, without payment to the Corporation, cash and/or Shares equivalent in value to the Spread as defined in Sections 6 and 7 of this Plan.

          (j) Stock Option: The term "Stock Option" shall mean (except as herein otherwise provided) a stock option granted under the 1986 Plan.

          (k) Stock Option Plans: The term "Stock Option Plan" shall mean the 1986 Plan.

          (l) Related Option: The term "Related Option" shall mean an option, if any, with respect to which a Right has been granted.

          (m) Rights: The term "General Right" shall mean a Stock Appreciation Right granted by the Board or its delegate pursuant to the provisions of Section 6 of this Plan. The term "Limited Right" shall mean a Stock Appreciation Right granted by the Board or its delegate pursuant to the provisions of Section 7 of this Plan. The term "Right" shall mean any General Right or Limited Right.

3.        Administration

          (a) The Board of Directors (the "Board"), whose authority shall be plenary, shall administer the Plan and may delegate part or all of the powers designated in Section 3(b) with respect to part or all of the Plan pursuant to Section 3(c); provided, however, that the Board of Directors shall delegate administration of the Plan to the extent required by Section 3(d).

          (b) The Board shall have the power, subject to and within the limits of the express provisions of the Plan:

                      (1)         To grant Rights pursuant to the Plan.

                      (2) To determine from time to time which of the eligible persons shall be granted Rights under the Plan, the number of Shares for which each Right shall be granted, the term of each





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granted Right and the time or times during the term of each Right within which all or portions of each Right may be exercised, (which at the discretion of the Board may be accelerated).

                      (3) To grant Rights in exchange for cancellation of Rights granted earlier at different exercise prices.

                      (4) To prescribe the terms and provisions of each Right granted (which need not be identical) and the form of written instrument that shall constitute the Right agreement.

                      (5) To take appropriate action to amend any Right hereunder; provided, however, that no such action may be taken by the Board without the written consent of the affected holder of the Right.

                      (6) To construe and interpret the Plan and Rights granted under the Plan, and to establish, amend and revoke rules and regulations for administration of the Plan. The Board, in the exercise of this power, shall generally determine all questions of policy and expediency that may arise and may correct any defect, omission or inconsistency in the Plan or in any Right agreement in a manner and to the extent it shall deem necessary or expedient to make the Plan fully effective.

                      (7) Generally, to exercise such powers and to perform such acts as are deemed necessary or expedient to promote the best interests of the Company.

          (c) Subject to the limits set forth below, the Board may, by resolution, delegate its administrative powers set forth in Section 3(b) above under either or both of the following:

                      (1) with respect to the participation of or granting of Rights to an employee who is not subject to Section 16 of the Exchange Act, to a committee of one or more members of the Board, whether or not such members of the Board are Disinterested Directors;

                      (2) with respect to ministerial matters, i.e., matters other than the selection for participation in the Plan and substantive decisions concerning the timing, pricing, amount or other material term of a Right, to a committee of one or more members of the Board, whether or not such members of the Board are Disinterested Directors, or to one or more officers of the Company.

          (d) Unless each member of the Board is a Disinterested Director, the Board shall, by resolution, delegate administration of the Plan with respect to the participation in the Plan of employees who are subject to
Section 16 of the Exchange Act, including its powers to select such employees for participation in the Plan, to make substantive decisions concerning the timing, pricing, amount or any other material term of a Right granted to such an employee, to a committee of two or more Disinterested Directors. Any committee to which administration of the Plan is so delegated may also administer the Plan with respect to an employee





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described in Section 3(c)(1) above.

          (e) Except as required by Section 3(d) above, the Board shall have complete discretion to determine the composition, structure, form, term and operations of any committee established to administer the Plan. If administration is delegated to a committee, unless the Board otherwise provides, the committee shall have, with respect to the administration of the Plan, all of the powers and discretion theretofore possessed by the Board and delegable to such committee, subject to any constraints which may be adopted by the Board from time to time and which are not inconsistent with the provisions of the Plan. The Board at any time may revest in the Board any of its administrative powers under the Plan, except under circumstances where a committee is required to administer the Plan under Section 3(d) above.

          (f) The determinations of the Board or its delegate shall be conclusive and binding on all persons having any interest in this Plan or in any awards granted hereunder.


4.        Shares Subject to Plan and to Options.

          (a) The total sum of the Shares with respect to which Rights may be exercised under the Plan plus the Shares which may be sold pursuant to options granted under the 1986 Stock Option Plan shall not exceed in the aggregate one million (1,000,000) shares of the Corporation's authorized Common Stock. This number of authorized Rights and options shall take into account adjustments pursuant to Section 9, and shall include stock dividends with respect to shares previously issued pursuant to this Plan. If any Rights granted under the Plan shall for any reason terminate or expire without having been exercised in full, the stock not purchased under such options shall be available again for the purposes of the Plan.

          (b) On the exercise of any General Right a Related Option shall be considered to have been exercised to the extent such General Right is exercised for the purpose of determining the number of shares and Rights available for the grant of further stock options or Rights pursuant to the Plan. On the exercise of a General Right, a Related Option, if any, shall cease to be exercisable to the extent of the Shares with respect to which such General Right is exercised, but such Related Option shall be considered to have been exercised to such extent for purposes of determining the number of Shares available for the grant of further Stock Options pursuant to the Stock Option Plan.

5. Eligibility. Rights may be granted only to full or part time employees of the Corporation and/or of any parent or subsidiary. Members of the Board of Directors of the Corporation who are not also employees of the Corporation shall not be eligible for the benefits of the Plan. Any employee may hold more than one Right at any time.

6.        Stock Appreciation Rights - General Rights.





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          (a)         The Board or its delegate shall have authority in its
discretion to grant a General Right to any eligible employee. A General Right may be granted to an Optionee irrespective of whether such Optionee holds, is being granted, or has been granted an option under any Stock Option Plan of the Corporation. A General Right may be granted to an Optionee irrespective of whether such Optionee holds, is being granted, or has been granted a Limited or General Right. A General Right may be made exercisable without regard to the exercisability of any option. On the exercise or termination of a Related Option, the General Right with respect to such Related Option shall terminate to the extent of the number of Shares with respect to which the Related Option is exercised or terminated.

          (b) With respect to the exercise of any General Right for Shares, the term "Spread" as used in this Section 6 shall mean an amount equal to the product computed by multiplying (i) the excess of (A) the Fair Market Value per Share on the date such General Right is exercised over (B) the Award Price by (ii) the number of Shares with respect to which such General Right is being exercised. With respect to the exercise of any General Right for cash, the term "Spread" as used in this Section 6 shall mean an amount equal to the product computed by multiplying (i) the excess of (A) the highest Fair Market Value per Share during the period described in paragraph (e) of this Section 6 over (B) the Award Price by (ii) the number of Shares with respect to which such General Right is being exercised.

          (c) On the exercise of a General Right as provided in Paragraph (j) of this Section 6, the holder thereof, except as provided in Paragraph (d) of this Section 6, shall be entitled at his election to receive either:

                      (i) a number of Shares equal to the quotient computed by dividing the Spread by the Fair Market Value per Share on the date of exercise of the General Right, provided, however, that in lieu of fractional Shares the Corporation shall pay cash equal to the same fraction of the Fair Market Value per Share on the date of exercise of the General Right; or

                      (ii)  an amount in cash equal to the Spread; or

                      (iii) a combination of cash in the amount specified in such holder's notice of exercise, and a number of Shares calculated as provided in Clause (i) of this Paragraph (c), after reducing the Spread by such cash amount, plus cash in lieu of any fractional Share as provided above.

          (d)         Notwithstanding the provisions of Paragraph (c) of this
Section 6, the Board or its delegate shall have sole discretion to consent to or disapprove, in whole or in part, the election pursuant to either Clause (ii) or (iii) of Paragraph (c) of this Section 6 of a holder of a General Right to receive cash upon the exercise of a General Right ("Cash election"). Such consent or disapproval may be given at any time after the Cash Election to which it relates. If the Board or its delegate shall disapprove a





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Cash Election, in lieu of paying the cash (or any portion thereof)  specified in such Cash Election, the Board or its delegate shall determine the cash, if any, to be paid pursuant to such Cash Election and shall issue a number of Shares calculated as provided in Clause (i) of Paragraph (c) of this Section 6, after reducing the Spread by such cash to be paid plus cash in lieu of any fractional Share.

          (e)         Notwithstanding the provisions of Paragraph (c) of this
Section 6, a Cash Election may be made only during the period beginning on the third business day following the date of release for publication of the quarterly and annual summary statements of sales and earnings of the Corporation and ending on the 12th business day following such date.

          (f) The Corporation intends that this Section 6 shall comply with the requirements of Rule 16b-3 (the "Rule") under the Securities Exchange Act of 1934 during the term of this Plan. Should any provision of this Section 6 be unnecessary to comply with the requirements of the Rule, the Board of Directors of the Corporation may amend this Plan to add to or modify the provisions of this Plan accordingly.

          (g) No General Right shall be transferable except by will or by the laws of descent and distribution. During the life of a holder of a General Right, the General Right shall be exercisable only by him or his guardian or legal representative.

          (h) A person exercising a General Right shall not be treated as having become the registered owner of any Shares issued on such exercise until such Shares are issued.

          (i) Each General Right shall be on such terms and conditions not inconsistent with this Plan as the Board or its delegate may determine and shall be evidenced by Right Agreement setting forth such terms and conditions executed by the Corporation and the holder of the General Right.

          (j) To exercise a General Right, the holder shall (i) give notice thereof to the Corporation in form satisfactory to the Board or its delegate addressed to the Secretary of the Corporation specifying (A) the number of Shares with respect to which he is exercising the General Right and
(B) the amount he elects to receive in cash, if any, and the amount he elects to receive in Shares with respect to the exercise of the General Right; (ii) deliver to the Corporation such written representations, warranties and covenants as the Corporation may require under Section 10 of this Plan; and
(iii) if requested by the Corporation, deliver the Right Agreement relating to the General Right being exercised and the Option Agreement for the Related Option to the Secretary of the Corporation who shall endorse thereon a notation of such exercise and return the Right Agreement and the Option Agreement to the Optionee. The date of exercise of a General Right which is validly exercised shall be the date on which the Corporation shall have received the notice referred to in the first sentence of this Paragraph (j).





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7.        Stock Appreciation Rights - Limited Rights.

          (a) The Board or its delegate shall have authority in its discretion to grant a Limited Right to the Holder of any Stock Option (the "Related Option") granted under the Stock Option Plans with respect to all or some of the Shares covered by such Related Option. A Limited Right may be granted either at the time of grant of the Related Option or at any time thereafter during its term. A Limited Right may be granted to an Optionee irrespective of whether such Optionee is being granted or has been granted a General Right. A Limited Right may be exercised only during the period beginning on the first day following the date of expiration of any Offer (as that term is defined in Paragraph (b) of this Section 7) for Shares and ending on the thirtieth day following such date. Each Limited Right shall be exercisable for not more than the number of Shares that the Related Option is exercisable. Notwithstanding the provisions of the two immediately preceding sentences, no Limited Right may be exercised until the expiration of six months from the date of grant of such Limited Right. On the exercise of a Limited Right, the Related Option shall cease to be exercisable to the extent of the number of Shares with respect to which such Limited Right is exercised, but such Related Option shall be considered to have been exercised to such extent for purposes of determining the number of shares available for the grant of further Stock Options pursuant to the Stock Option Plans. Upon the exercise or termination of a Related Option, the Limited Right with respect to such Related Option shall terminate to the extent of the number of Shares with respect to which the Related Option is exercised or terminated.

          (b) The term "Offer" as used in this Section 7 shall mean any tender offer or exchange offer for Shares, other than one made by the Corporation, provided that the corporation, person or other entity making the offer acquires Shares pursuant to such offer and following expiration or termination of the Offer the offeror owns 25% or more of the outstanding Shares.

          (c) The term "Offer Price per Share" as used in this Section 7 with respect to the exercise of any Limited Right shall mean the highest price per Share paid in any Offer which Offer is in effect at any time during the period beginning on the sixtieth day prior to the date on which such Limited Right is exercised and ending on the date on which such Limited Right is exercised. Any securities or property which are part or all of the consideration paid for Shares in the Offer shall be valued in determining the Offer Price per Share at the higher of (A) the valuation placed on such securities or property by the corporation, person or other entity making such Offer or (B) the valuation placed on such securities or property by the Board or its delegate.

          (d) The term "Spread" as used in this Section 7 with respect to the exercise of any Limited Right shall mean an amount equal to the product computed by multiplying (i) the excess of (A) the Offer Price per Share over
(B) the Award Price per Share at which the Related Option is exercisable, by
(ii) the number of Shares with respect to which such Limited Right is being exercised.





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          (e)         Upon the exercise of a Limited Right as provided in
Paragraph (j) of this Section 7, the holder thereof shall receive an amount in cash equal to the Spread.

          (f) Notwithstanding any other provision of this Plan, no General Right may be exercised at a time when any Limited Right held by the holder of such General Right may be exercised.

          (g) The Corporation intends that this Section 7 shall comply with the requirements of Rule 16b-3 (the "Rule") under the Securities Exchange Act of 1934 during the term of this Plan. Should any provision of this Section 7 be unnecessary to comply with the requirements of the Rule or should any additional provisions be necessary for this Section 7 to comply with the requirements of the Rule, the Board of Directors of the Corporation may amend this Plan to add or to modify the provisions of this Plan accordingly.

          (h) No Limited Right shall be transferable except by will or by the laws of descent and distribution. During the life of a holder of a Limited Right, the Limited Right shall be exercisable only by him or his guardian or legal representative.

          (i) Each Limited Right shall be on such terms and conditions not inconsistent with the Plan as the Board or its delegate may determine and shall be evidenced by a Right Agreement setting forth such terms and conditions executed by the Corporation and the holder of the Limited Right.

          (j) To exercise a Limited Right, the holder shall (i) give notice thereof to the Corporation in form satisfactory to the Board or its delegate specifying the number of Shares with respect to which he is exercising the Limited Right, and (ii) if requested by the Corporation, deliver the Right Agreement relating to the Limited Right being exercised and the Option Agreement for a Related Option to the Secretary of the Corporation who shall endorse thereon a notation of such exercise and return the Right Agreement and the Option Agreement to the employee. The date of exercise of a Limited Right which is validly exercised shall be deemed to be the date on which the Corporation shall have received the notice referred to in the first sentence of this Paragraph (j).

8.        Effectiveness and Term of the Plan.

          (a) No Right granted under this Plan shall be exercisable until the Plan is approved by the holders of outstanding shares of Common Stock of the Corporation constituting a majority of such shares present in person or represented by proxy and entitled to vote at a meeting of shareholders of the Corporation duly called and held.

          (b) Unless previously terminated in accordance with Section 11 of this Plan, this Plan shall terminate on the close of business on June 10, 1996, after which no Rights shall be granted under this Plan. Such termination shall not affect any Stock Options or Rights granted prior to such termination.





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9.        Certain Adjustments.

          (a) In the event that the Corporation shall pay a stock dividend in, or split-up, combine, reclassify or substitute other securities for, its outstanding Shares, the Board or its delegate shall forthwith take such action, if any, as is consistent with the provisions of this Plan and as in its judgment shall be necessary to preserve to the holders of Rights such rights as are substantially proportionate to the rights held by them immediately prior to such an event. Any adjustment may provide for the elimination of any fractional Shares which might otherwise become subject to a Right.

          (b) In case the Corporation is merged or consolidated with another corporation and the Corporation is not the surviving corporation, or all or substantially all of the assets of the Corporation are transferred to another corporation, such action shall be taken, if any, which in the judgment of the Board of Directors is necessary to substitute for Shares covered by any outstanding Right the type of securities or property of the corporation surviving such merger or consolidation or acquiring such assets which are issuable by reason of such merger, consolidation or transfer to the holders of the shares of Common Stock of the Corporation.

          (c) Notwithstanding and in addition to the provisions of this Plan, the Board or its delegate shall have the authority to provide in any Right Agreement, either at the time of grant or by amendment, that, upon the date of a determination by the Board of Directors that within six months next succeeding the date of such determination there is a reasonable possibility a public market for the Shares may cease to exist, or such Shares may fail to remain qualified for listing on the New York Stock Exchange, any General or Limited Right related thereto shall become fully exercisable as to all Shares subject thereto; provided, however, that except in the case of the death or physical or mental incapacity of the Right holder, no Right shall be exercisable prior to the expiration of six months following (i) the date of the grant of the Related Option, or (ii) the date on which the Right was granted, whichever is later.

          (d) In addition to the authority conferred to the Board or its delegate in (c) hereinabove, the Board or its delegate shall also have the authority to modify or otherwise amend any Right Agreement as it deems necessary or appropriate, provided that the holder of the Right subject to any such Right Agreement to be modified or amended shall have consented thereto.

10.       Compliance with Law.

          (a) Each employee, to permit the Corporation to comply with the Securities Act of 1933, as amended (the "Act"), and any applicable blue sky or state securities laws, may be required by the Corporation to represent in writing to the Corporation at the time of grant of a Right and at the time of the issuance of any Shares thereunder that he does not contemplate and shall not make





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any transfer of any Shares to be acquired under Rights except in compliance with the Act, and he shall enter into such agreements and make such other representations as, in the opinion of counsel to the Corporation, shall be sufficient to enable the Corporation legally to issue the Shares. Certificates representing Shares to be acquired under Rights shall bear such legends as counsel for the Corporation may indicate are necessary or appropriate to accomplish the purposes of Paragraphs (a) and (b) of this Section 10.

          (b) If at any time the Board of Directors shall determine that the listing, registration or qualification of the Shares subject to any Right upon any securities exchange or under any state or federal law, or the consent or approval of any governmental regulatory authority, is necessary or desirable as a condition of, or in connection with, the granting of, or issuance of Shares under, such Right, such Shares shall not be issued unless such listing, registration, qualification, consent or approval shall have been effected or obtained free of any conditions not acceptable to the Board of Directors.

          (c) Where in the opinion of counsel to the Company, the Company has or will have an obligation to withhold taxes relating to the exercise of a Right, a Participant may elect (a "Withholding Election") to pay his required minimum withholding tax obligation by the withholding of Shares from the total number of Shares deliverable pursuant to the exercise of a Right in whole or in part for Shares, or by delivering to the Company a sufficient number of previously acquired Shares, and may elect to have additional taxes paid by the delivery of previously acquired shares, in each case in accordance with rules and procedures established by the Board or its delegate. Previously owned shares delivered in payment for such taxes must have been owned for at least six months prior to the exercise date, or may be subject to such other conditions as the Board or its delegate may require. The value of Shares withheld or delivered shall be the Fair Market Value per Share on the date the exercise becomes taxable. All Withholding Elections are subject to the approval of the Board or its delegate and must be made in compliance with rules and procedures established by the Board or its delegate.

          11. Amendment of the Plan. The Board of Directors at any time and from time to time, may amend the Plan, subject to the limitation that, except as provided in Section 9 (relating to adjustments upon changes in stock), no amendment shall be effective unless approved within twelve (12) months before or after the date of such amendment's adoption, by the vote or written consent of a majority of the outstanding shares of the Company/Corporation entitled to vote, where such amendment will:

          (a) increase the number of Rights which may be exercised under the Plan;

          (b) materially increase the benefits accruing to participants under the Plan; or





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          (c)         materially modify the requirements of Section 5 as to
eligibility for participation in the Plan.

          It is expressly contemplated that the Board may amend the Plan in any respect necessary to provide the Company's employees with the maximum benefits provided or to be provided under Section 422A of the Code and the regulations promulgated thereunder relating to employee incentive stock options and/or to bring the Plan or Rights granted under it into compliance therewith.

          Rights and obligations under any Right granted before any amendment of the Plan shall not be altered or impaired by amendment of the Plan, except with the consent, which may be obtained in any manner deemed by the Board or its delegate to be appropriate, of the person to whom the Right was granted.

          12. No Obligations. Neither this Plan nor the grant of any Right shall confer any right on any employee to remain in the employ of the Corporation or any subsidiary or restrict the right of the Corporation or any subsidiary to terminate his employment.





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